BALSAM VENTURES INC.
(A Development Stage Company)

FINANCIAL STATEMENTS

DECEMBER 31, 2003 AND 2002
(Stated in U.S Dollars)
(Restated)

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Directors of
Balsam Ventures Inc.
(A Development Stage Company)

We have audited the accompanying balance sheet of Balsam Ventures Inc. (a development stage company) as at December 31, 2003 and the statements of operations, stockholders’ deficiency, and cash flows for the year then ended, and for the period from inception, August 17, 1999, to December 31, 2003. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform an audit to obtain reasonable assurance whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, these financial statements present fairly, in all material respects, the financial position of the Company as at December 31, 2003 and the results of its operations and its cash flows for the year ended December 31, 2003 and for the period from inception, August 17, 1999, to December 31, 2003, in conformity with United States generally accepted accounting principles.

As discussed in Note 5 of the financial statements, the Company issued $260,000 in aggregate principal amount of convertible notes due in 2006, and recorded a discount on the notes of $260,000 related to the beneficial conversion features. Accordingly no monetary amount is reflected as a liability on the accompanying balance sheet, although $260,000 in aggregate principal amount of the notes was outstanding at December 31, 2004.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 1 to the financial statements, the Company has suffered recurring losses and net cash outflows from operations since inception. These factors raise substantial doubt about the Company’s ability to continue as a going concern. Management’s plans in regard to these matters are also discussed in Note 1. These financial statements do not include any adjustments that might result from the outcome of this uncertainty.

As described in Note 5 to the financial statements, the accompanying financial statements of Balsam Ventures Inc. (a development stage company) as at December 31, 2003, for the year then ended, and for the period from inception, August 17, 1999, to December 31, 2003, have been restated.

Vancouver, B.C.	“Morgan & Company”

March 29, 2004, except as to Note 5
which is dated as at April 21, 2005	Chartered Accountants

Tel: (604) 687-5841	P.O. Box 10007 Pacific Centre
Fax: (604) 687-0075	Sute 1488 - 700 West Georgia Street
www.morgan-cas.com	Vancouver, B.C. V7Y 1A1

BALSAM VENTURES INC.
(A Development Stage Company)

BALANCE SHEETS
(Stated in U.S. Dollars)

	DECEMBER 31
	2003	2002
	(Restated Note 5)
ASSETS
Current
Cash	$23	$45
Software Development Costs	-	8,675
	$23	$8,720
LIABILITIES
Current
Accounts payable	$51,120	$150,401
Convertible Notes Payable Net Of Discount On Notes
Attributable To Beneficial Conversion Feature (Note 5)	-	-
	51,120	150,401
SHAREHOLDER’S DEFICIENCY
Share Capital
Authorized:
100,000,000 common shares, par value with $0.001 per
share
Issued and outstanding:
20,500,000 common shares at December 31, 2003 and
20,200,000 common shares at December 31, 2002	20,500	20,200
Additional paid-in capital	377,500	64,900
Deficit Accumulated During The Development Stage	(449,097)	(226,781)
	(51,097)	(141,681)
	$23	$8,720

BALSAM VENTURES INC.
(A Development Stage Company)

STATEMENTS OF OPERATIONS
(Stated in U.S. Dollars)

			INCEPTION
			AUGUST 17
	YEARS ENDED		1999 TO
	DECEMBER 31		DECEMBER 31
	2003	2002	2003

Expenses
Consulting services	$132,000	$93,847	$225,947
Domain registration	185	46	436
Professional fees	20,841	44,628	113,703
Bank charges and interest	6,931	147	7,078
Office and sundry	325	6,610	9,225
Regulatory	434	6,160	6,594
Stock transfer services	25	2,887	5,340
Write off of software development costs	8,675	-	8,675
Travel	-	9,099	9,099
License extension payment	63,000	-	63,000

Loss For The Year	232,416	163,424	$449,097

Loss Per Share	$0.01	$0.01

Weighted Average Number Of Shares
Outstanding	20,236,164	20,200,000

BALSAM VENTURES INC.
(A Development Stage Company)

STATEMENTS OF CASH FLOWS
(Stated in U.S. Dollars)

			INCEPTION
			AUGUST 17
	YEARS ENDED		1999TO
	DECEMBER 31		DECEMBER 31
	2003	2002	2003

Cash Flows From Operating Activities
Net loss for the year	$(232,416)	$(163,424)	$(449,097)

Adjustments To Reconcile Net Loss To Net
Cash Used By Operating Activities
Write off of software development costs	8,675	-	8,675
Shares issued to extend license agreement	63,000	-	63,000
Change in accounts payable	160,719	148,592	311,120
	(22)	(14,832)	(66,302)

Cash Flows From Investing Activity
Software development costs	-	-	(8,675)

Cash Flows From Financing Activity
Share capital	-	-	75,000

Increase (Decrease) In Cash	(22)	(14,832)	23

Cash, Beginning Of Year	45	14,877	-

Cash, End Of Year	$23	$45	$23

SUPPLEMENTAL DISCLOSURE OF NON-CASH FINANCING AND INVESTING ACTIVITIES

a) During the year ended December 31, 2003, the Company issued 300,000 common shares with a value of $63,000 as consideration for the extension of a license agreement.

b) During the year ended December 31, 2003, the Company settled accounts payable, in the amount of $266,500, by the issue of convertible notes (Note 5).

BALSAM VENTURES INC.
(A Development Stage Company)

STATEMENT OF STOCKHOLDERS’ EQUITY (DEFICIENCY)

DECEMBER 31, 2003
(Stated in U.S. Dollars)
(Restated – Note 5)

	COMMON STOCK
			ADDITIONAL	SHARE
			PAID-IN	SUBSCRIPTIONS
	SHARES	AMOUNT	CAPITAL	RECEIVABLE	DEFICIT	TOTAL

Shares issued for cash at
$0.001	10,000,000	$10,000	$(5,000)	$-	$-	$5,000
Shares issued for cash at
$0.01	10,000,000	10,000	40,000	-	-	50,000
Shares issued for cash at
$0.20	200,000	200	19,800	-	-	20,000
Subscriptions receivable	-	-	-	(2,500)	-	(2,500)
Net loss for the period	-	-	-	-	(2,926)	(2,926)

Balance, December 31,
1999	20,200,000	20,200	54,800	(2,500)	(2,926)	69,574

Subscriptions receivable	-	-	-	2,500	-	2,500
Net loss for the year	-	-	-	-	(31,342)	(31,342)

Balance, December 31,
2000	20,200,000	20,200	54,800	-	(34,268)	40,732

Net loss for the year	-	-	-	-	(18,989)	(18,989)

Balance, December 31,
2001	20,200,000	20,200	54,800	-	(53,257)	21,743

Net loss for the year	-	-	-	-	(163,424)	(163,424)

Balance, December 31,
2002	20,200,000	20,200	54,800	-	(216,681)	(141,681)

Shares issued for license
extension payment at
$0.21	300,000	300	62,700	-	-	63,000
Beneficial conversion
feature of convertible
notes	-	-	260,000	-	-	260,000
Net loss for the year	-	-	-	-	(232,416)	(232,416)

Balance, December 31,
2003	20,500,000	$20,500	$377,500	$-	$(449,097)	$(51,097)

BALSAM VENTURES INC.
(A Development Stage Company)

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2003 AND 2002
(Stated in U.S. Dollars)
(Restated)

1.	NATURE OF OPERATIONS

a)	Organization

The Company was incorporated in the State of Nevada, U.S.A., on August 17, 1999.

b)	Development Stage Activities

i)
The Company developed a free internet website to provide a reliable source of information on immigration into the United States. The Company’s original plan was to draw users to the website and to generate revenues from advertisers interested in the demographics of the Company’s website users. The Company has not been able to generate sales of advertising or its website and, accordingly, has not generated any revenue to date.

ii)	The Company plans to commercialize and exploit the self-chilling beverage container technology that it has acquired pursuant to the license agreement detailed in Note 3.

The Company is in the development stage, therefore, recovery of its assets is dependent upon future events, the outcome of which is indeterminable. In addition, successful completion of the Company’s development program and its transition, ultimately to the attainment of profitable operations is dependent upon obtaining adequate financing to fulfil its development activities and achieve a level of sales adequate to support its cost structure.

c)	Going Concern

Since inception, the Company has suffered recurring losses and net cash outflows from operations. The Company expects to continue to incur substantial losses to complete the development of its business. Since its inception, the Company has funded operations through common stock issuances, related party loans, and the support of creditors in order to meet its strategic objectives. Management believes that sufficient funding will be available to meet its business objectives, including anticipated cash needs for working capital, and is currently evaluating several financing options, including a public offering of securities. However, there can be no assurance that the Company will be able to obtain sufficient funds to continue the development of and, if successful, to commence the sale of its products under development. As a result of the foregoing, there exists substantial doubt about the Company’s ability to continue as a going concern. These financial statements do not include any adjustments that might result from the outcome of this uncertainty.

BALSAM VENTURES INC.
(A Development Stage Company)

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2003 AND 2002
(Stated in U.S. Dollars)
(Restated)

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements of the Company have been prepared in accordance with generally accepted accounting principles in the United States. Because a precise determination of many assets and liabilities is dependent upon future events, the preparation of financial statements for a period necessarily involves the use of estimates which have been made using careful judgement.

The financial statements have, in management’s opinion, been properly prepared within reasonable limits of materiality and within the framework of the significant accounting policies summarized below:

a)	Development Stage Company

The Company is a developed stage company as defined in the Statements of Financial Accounting Standards No. 7. The Company is devoting substantially all of its present efforts to establish a new business and none of its planned principal operations have commenced. All losses accumulated since inception have been considered as part of the Company’s development stage activities.

b)	Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses for the reporting period. Actual results could differ from these estimates.

c)	Software Development Costs

Software development costs represent capitalized costs of design, configuration, coding, installation and testing of the Company’s website up to its initial implementation. Upon implementation the asset will be amortized to expense over its estimated useful life of three years using the straight line method. Ongoing website post-implementation costs of operation, including training and application maintenance, will be charged to expense as incurred.

BALSAM VENTURES INC.
(A Development Stage Company)

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2003 AND 2002
(Stated in U.S. Dollars)
(Restated)

2.	SIGNIFICANT ACCOUNTING POLICIES (Continued)

d)	Impairment of Long-Lived Assets

The Company periodically evaluates potential impairments of its long-lived assets, including intangibles. When the Company determines that the carrying value of long-lived assets may not be recoverable based upon the existence of one or more indicators of impairment, the Company evaluates the projected undiscounted cash flows related to the assets. If these cash flows are less than the carrying value of the assets, the Company measures the impairment using discounted cash flows or other methods of determining fair value.

Long-lived assets to be disposed of are carried at the lower of cost or fair value less estimated costs of disposal.

e)	Foreign Currency Translation

The Company’s functional currency is the U.S. dollar. Transactions in foreign currency are translated into U.S. dollars as follows:

i)	monetary items at the rate prevailing at the balance sheet date;

ii)	non-monetary items at the historical exchange rate;

iii)	revenue and expense at the average rate in effect during the applicable accounting period.

f)	Stock Based Compensation

The Company measures compensation cost for stock based compensation using the intrinsic value method of accounting as prescribed by A.P.B. Opinion No. 25 – “Accounting for Stock Issued to Employees”. The Company has adopted those provisions of Statement of Financial Accounting Standards No. 123 – “Accounting for Stock Based Compensation”, which require disclosure of the pro-forma effect on net earnings and earnings per share as if compensation cost had been recognized based upon the estimated fair value at the date of grant for options awarded.

BALSAM VENTURES INC.
(A Development Stage Company)

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2003 AND 2002
(Stated in U.S. Dollars)
(Restated)

2.	SIGNIFICANT ACCOUNTING POLICIES (Continued)

g)	Basic and Diluted Loss Per Share

In accordance with SFAS No. 128 – “Earnings Per Share”, the basic loss per common share is computed by dividing net loss available to common stockholders by the weighted average number of common shares outstanding. Diluted loss per common share is computed similar to basic loss per common share except that the denominator is increased to include the number of additional common shares that would have been outstanding if the potential common shares had been issued and if the additional common shares were dilutive. At December 31, 2003, the Company has no stock equivalents that were anti- dilutive and excluded in the earnings per share computation.

3.	LICENSE

Pursuant to an exclusive license agreement, dated November 30, 2003, the Company has acquired the exclusive right and license for a period of 40 years to use, commercialize and exploit the technology for self-chilling beverage containers within the countries comprising the European Union and the Republic of China. In consideration of the grant of the exclusive license, the Company agreed to:

a)	Issue 5,000,000 restricted common shares;

b)	Pay royalties on the following basis:

i)	a sales royalty on the sale of products equal to 2% of gross profits;

ii)	a license royalty on revenues from sub-licensing equal to 5% of gross license revenue;

iii)	a minimum royalty payment of $5,000 per month commencing June 15, 2006.

4.	RELATED PARTY TRANSACTIONS

During the year ended December 31, 2003, director’s compensation totalled $72,000 (2002 - $Nil).

Accounts payable includes $17,483 (2002 - $Nil) due to directors. Convertible notes payable includes $33,899 (2002 - $Nil) due to directors.

BALSAM VENTURES INC.
(A Development Stage Company)

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2003 AND 2002
(Stated in U.S. Dollars)
(Restated)

5.	CONVERTIBLE NOTES PAYABLE

On October 31, 2003, the Company issued $260,000 of three year convertible notes bearing interest of 10% per annum. The notes are convertible at any time, at the holder’s option, into common shares at the lesser of $0.03 or 50% of the average trading price of the Company’s common shares for the ten trading days prior to conversion. The Company may, at its option, elect to pay a portion of the interest by issuing common shares.

The accompanying financial statements for the year ended December 31, 2003 have been restated to correct an error in the accounting for the beneficial conversion feature on the convertible notes.

Emerging Issues Task Force Release Nos. 98-5 and 00-27 state that any embedded beneficial conversion features present in convertible securities should be valued separately at issuance. The embedded beneficial conversion feature should be recognized and measured by allocating a portion of the proceeds equal to the intrinsic value of that feature to additional paid-in capital. That amount should be calculated at the commitment date as the difference between the effective conversion price and the fair value of the common stock or other securities into which the security is convertible, multiplied by the number of shares into which the security is convertible. The Emerging Issues Task Force observed that in certain circumstances, the intrinsic value of the beneficial conversion feature may be greater than the proceeds allocated to the convertible instrument. In those situations, the amount of the discount assigned to the beneficial conversion feature is limited to the amount of the proceeds allocated to the convertible instrument. For convertible instruments that have a stated redemption date (such as term debt) the discount resulting from recording a beneficial conversion option should be accreted from the date of issuance to the stated redemption date of the convertible instrument. In the event of early conversion or default, the remaining discount would be recognized as interest expense during the period in which such early conversion or default occurs.

In correcting the accounting for the convertible notes to apply the provisions of the above pronouncements, the Company recorded a discount on the convertible debentures in the amount of $260,000. This discount is being accreted to interest expense using the interest method over the life of the notes (three years). As the effective interest rate, which is determined by dividing the actual interest rate on the convertible debentures by the discounted debt amount, approaches infinity, the interest expense to be recorded approximates the future cash payments. Total interest expense on the debentures for the three months ended December 31, 2003 was $6,500. Interest expense recorded related to the accretion of the discount for the year ended December 31, 2003 was $Nil. The remaining discount on the convertible debentures as of December 31, 2003 was $260,000.

BALSAM VENTURES INC.
(A Development Stage Company)

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2003 AND 2002
(Stated in U.S. Dollars)
(Restated)

5.	CONVERTIBLE NOTES PAYABLE (Continued)

Interest expense related to the accretion of the discount for the calendar years ending after December 31, 2003 is expected to be as follows and would be accelerated upon early conversion or default of the notes:

Year ended December 31, 2004	$-
Year ended December 31, 2005	$3,030
Year ended December 31, 2006	$256,970

The restatement had the effect of reducing the previously reported carrying amounts of the notes by the $260,000 amount of the discount, and increasing additional paid in capital by the same amount. The restatement had no effect on previously reported loss, loss per share, loss from inception to December 31, 2003 or on previously reported cash flows.